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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 19, 2002


             VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 25, 2001, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificates, Series 2002-A).

                              CLAYTON HOMES, INC.
                             VANDERBILT ABS CORP.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Clayton Homes, Inc. - Del.
Vanderbilt ABS Corp. - Del.
Vanderbilt - Tennessee                   333-57532          62-0997810
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(State or Other Jurisdiction            (Commission        (I.R.S. Employer
   of Incorporation)                    File Number)       Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                        37804
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(Address of Principal                                       (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

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Former Address:

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Item 5.  Other Events
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Filing of Computational Materials.
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         In connection with the offering of the Vanderbilt Mortgage and
Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-A, Bear, Stearns & Co. Inc., and Credit Suisse First Boston Corporation as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Bear, Stearns & Co. Inc. and Credit Suisse First Boston Corporation are attached hereto as Exhibit 99.1.






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

         99.1 Computational Materials - Bear, Stearns & Co. Inc. and Credit Suisse First Boston Corporation.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By /s/ David Jordan
  ----------------------
  Name: David Jordan
  Title: Secretary



VANDERBILT ABS CORP.



By /s/ David Jordan
   ---------------------
  Name: David Jordan
  Title: Secretary



CLAYTON HOMES, INC.



By /s/ Amber Krupacs
  ---------------------
  Name: Amber Krupacs
  Title: Vice President


Dated: February 19, 2002


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                                 Exhibit Index
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Exhibit
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99.1    Computational Materials - Bear, Stearns & Co. Inc. and Credit Suisse
        First Boston Corporation.